IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx INVESTOR PRESENTATION September, 2016

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 1 Forward-Looking Statements Cautionary Note Regarding Forward-Looking Statements All statements (other than statements of historical facts) included in this document regarding the prospects of the industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, there cannot be assurance that these expectations will prove to be correct. Such statements reflect the current views of our management with respect to our operations, results of operations and future financial performance. The following factors are among those that may cause actual results to differ materially from the forward-looking statements: declines in remodeling and home building industries, economic conditions and changes in interest rates, foreign currency exchange rates and other conditions; deteriorations in availability of consumer credit, employment trends, levels of consumer confidence and spending and consumer preferences; increases in competition from other manufacturers of vinyl and metal exterior residential building products as well as alternative building products; our substantial fixed costs; delays in the development of new or improved products or our inability to successfully develop new or improved products; changes in raw material costs and availability of raw materials and finished goods; consolidation of our customers; our substantial level of indebtedness; increases in union organizing activity; our ability to continuously improve organizational productivity and global supply chain efficiency and flexibility; changes in weather conditions; our history of operating losses; limitations on our NOLs and payments under the tax receivable agreement to our current stockholders; our ability to attract and retain qualified personnel; increases in our indebtedness; our ability to comply with certain financial covenants in the Indenture and ABL facilities and the restrictions such indentures impose on our ability to operate our business; any impairment of goodwill or other intangible assets; future recognition of our deferred tax assets; increases in mortgage rates, changes in mortgage interest deductions and the reduced availability of financing; our exposure to foreign currency exchange risk; our control by the H&F Investors; and the other factors discussed under the “Risk Factors” in our 2015 Form 10-K, filed with the SEC on March 22, 2016 (our “Annual Report”). All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. These forward-looking statements speak only as of the date of this document. We do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless the securities laws require us to do so. Use of Non-GAAP Financial Measures We have included non-GAAP financial measures in this document, including, for example, EBITDA and Adjusted EBITDA, that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. For example, some of the adjustments to EBITDA that comprise Adjusted EBITDA as included in this document may not be permitted under the SEC’s rules. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations” and “—Liquidity and Capital Resources—Covenant Compliance” in our Annual Report for a description of the calculation of EBITDA and Adjusted EBITDA, as well as a presentation of net loss as calculated under GAAP and a reconciliation to our EBITDA and Adjusted EBITDA. Our measurements of EBITDA and Adjusted EBITDA are based on definitions of EBITDA included in our debt agreements and may not be comparable to those of other companies.

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 2 HIGHLIGHTS  Leading manufacturer and distributor of exterior building products in North America  Integrated manufactured products include vinyl windows, vinyl siding, aluminum and steel siding and related accessories • Third-party manufactured products include roofing, insulation and other products  Primarily focused on repair and remodel market, with targeted focus on select new construction markets  Dual-distribution network • 124 company-operated supply centers (74% of net sales) • Direct: >260 dealers and independent distributors (26% of net sales) • Serving over 60,000 customers across the U.S. and Canada • Highly fragmented market; targeting market share growth  Full-service product installation services primarily for vinyl siding and vinyl window products through our Installed Sales Solutions (“ISS”) group AMI Is A Leading, Vertically Integrated Manufacturer & Distributor Of Exterior Residential Building Products In The U.S. & Canada Company Overview

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 3 A Complete Focus On The External Residential & Multi-Residential Building Envelope Comprehensive Product & Service Offering

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 4 Diversified Across Products, Channels, & End Markets Product & Market Overview SALES BY PRODUCT END MARKET (management estimates) SALES BY PRODUCT CHANNEL BREAKDOWN 65% 35% Manufactured Products Outside Purchased Products 35% 17% 24% 11% 13% Vinyl Windows Vinyl Siding Outside Purchased Products Other Products & Services Metal Products 70% 30% Repair & Remodel New Construction 74% 26% Company Operated Supply Centers Direct Note: All data for 2015 fiscal year.

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 5 ENTRENCHED CUSTOMER RELATIONSHIPS DIFFERENTIATED DUAL-DISTRIBUTION NETWORK COMPREHENSIVE PRODUCT & SERVICE OFFERING PROVEN MANAGEMENT TEAM LEADING MARKET POSITION  Leading market positions within the North American exterior residential building products market  Top 5 positions in the vinyl windows and vinyl siding segments  Utilize our scale to service larger regional and national accounts that many of our competitors cannot cover  Our distribution strategy successfully combines a network of 124 company-operated supply centers with a complementary network of 260 independent distributors  Offer a superior distribution channel compared to tradition third party providers  Our direct distribution provides us operational flexibility to further penetrate markets and expand our geographic reach  Deeply integrated partner to our customers  Provide marketing support, sales training, fulfillment, lead generation and, for larger customers, private label marketing services  Long standing relationships and strong customer retention  One stop solution for our contractor customers  Manufacture a diverse mix of vinyl windows, vinyl siding, aluminum trim coil and aluminum and steel siding and accessories  Utilize our supply centers to sell third-party manufactured products that compliment our core window and siding product offerings Competitive Strengths

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 6 Differentiated Dual-Distribution Network OVERVIEW OF AMI DUAL- DISTRIBUTION  124 company-operated supply centers (~74% sales) – 102 locations in U.S., 22 in Canada – Cover 30+% of Metropolitan Statistical Areas (MSAs) – 7 Regions ~160 sales territories – ~27,000 sq. ft. average store size – Modern fleet of last mile delivery equipment  Over 260 independent distributors (~26% sales)  Network services over 60,000 customers – Owner/Operator – Showroom Dealer – Builder  Over 1,000 ship-to locations DISTRIBUTION MODEL Our Distribution Strategy Successfully Combines A Network Of Company-operated Supply Centers With A Complementary Network Of Independent Distributors And Dealers Third Party Manufactured Products    Independent Distributor AMI Supply Center Showroom Dealer Owner/Operator Builder Showroom Dealer Owner/Operator Builder Repair/Remodel Homeowner New Home Buyer New Construction Home AMI Manufactured Products Homeowner

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 7 Comprehensive Product & Service Offering BROAD PRODUCT LINE, RANGING FROM ENTRY-LEVEL ECONOMY TO PREMIUM PRODUCTS, INCLUDING MANY THAT HAVE EARNED THE ENERGY STAR® RATING Category 2015 Sales (%) Description/Comments Strong Brand Portfolio Vinyl Windows 35%  R&R/RNC vinyl windows in Good, Better, and Best categories  Premium products generally target R&R  Economy products generally target new construction Vinyl Siding 17%  Vinyl siding and related accessories in the Good, Better, and Best categories  Vinyl siding commands the largest exterior cladding market share  Recent trends include insulated siding, darker colors, and special shapes (shakes/scallops) and mixed material usage Metal Products 13%  Aluminum trim coil and flatstock, as well as aluminum and steel siding and accessories  Aluminum soffit, trim coil, and accessories are used in vinyl installations  Aluminum siding is used in niche Canadian markets, while steel siding is used more in the “hail belt” regions OPP 24%  Outside purchased products include roofing materials, insulation, exterior doors, installation equipment, and vinyl siding in a shake and scallop designs  Complementary products to deliver “one-stop” shopping and increased share of wallet Other 11%  Full-service product installation of our vinyl siding and vinyl window products and select third party manufactured products  Available through the supply centers  Offering installation services, which strengthens customer relationships and allows easier expansion for regional accounts

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 8 Differentiated Dual-Distribution Network Geographic Coverage Significant Market Penetration Throughout The U.S. & Canada With Market Capacity To Add Between 50-100 Locations To Existing Supply Center Network Over Time                     U.S. Supply Centers Canadian Supply Centers Independent Distribution Network Manufacturing Facilities 124 COMPANY OWNED SUPPLY CENTERS….. …..DUAL-DISTRIBUTION NETWORK SERVICING 60,000+ CUSTOMER LOCATIONS U.S. Supply Centers Canadian Supply Centers Manufacturing Facilities AMI’s supply centers cover an estimated 30+% of Metropolitan Statistical Areas (MSAs) Independent distributors complement AMI’s geographic footprint and enhance access to additional key markets

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 9 Proven Management Team Upgrading Talent PRIOR MANAGEMENT EXPERIENCE Scott Stephens EVP & CFO (2 years with AMI) Bill Topper EVP, Operations (2 years with AMI) Curtis Dobler EVP, Human Resources (1 year with AMI) Stephan Demay SVP, US Distribution (1 year with AMI) David King SVP & Chief Commercial Officer (19 years with AMI) Bill Horvath Treasurer (4 years with AMI) Ken James General Counsel (3 years with AMI) Dana Schindler SVP & Chief Marketing Officer (16 years with AMI) Adam Casebere SVP, US Supply Center Operations (17 years with AMI) Phillippe Bourbonniere SVP, Canadian Distribution Segment (3 years with AMI) New Since 2014 Brian Strauss CEO (2 years with AMI)

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 10 $0 $45 $90 $135 $180 Ja n -9 6 Ja n -9 8 Ja n -0 0 Ja n -0 2 Ja n -0 4 Ja n -0 6 Ja n -0 8 Ja n -1 0 Ja n -1 2 Ja n -1 4 Ja n -1 6 Fou r- Quart e r M o vi n g To ta l ( b n ) Fundamental Markets Trends & Outlook Are Positive NEW HOUSING STARTS¹ NATIONAL LONG-RUN HOUSE PRICE FORECAST² R&R SPEND OVER TIME¹ 0 50 100 150 200 250 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 20 20 20 25 Ind e x Actual Est. Equilibrium Projected 2015Q3 Forecast ¹ National Association of Home Builders. ² Moody’s Analytics, Goldman Sachs Investment Research. Housing Starts Remain Below Historical Levels R&R Spend Has Grown At A 5% CAGR Over The Last Two Decades National Long-Run House Price Forecasts Supports Long-term Appreciation, Which Supports Growth In R&R Spend1 1,001 1,108 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 1961 1967 1973 1 7 1985 1991 1997 2003 2009 2015 H o u si n g S ta rt s (t h o u sa n d s) Average Historical Starts = 1,443

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 11 Historical Financials

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 12 Summary of Historical Financial Performance $1,142.5 $1,169.6 $1,187.0 $1,185.0 $1,193.4 2012 2013 2014 2015 TTM Q216 $282.9 $281.8 $243.6 $276.2 $292.3 24.8% 24.1% 20.5% 23.3% 24.5% 2012 2013 2014 2015 TTM Q216 Gross Profit Margin $5.4 $11.7 $12.8 $16.6 $10.6 2012 2013 2014 2015 TTM Q216 $107.1 $109.4 $58.6 $90.3 $106.4 9.4% 9.4% 4.9% 7.6% 8.9% 2012 2013 2014 2015 TTM Q216 Adjusted EBITDA Adjusted EBITDA Margin ¹ Adjusted EBITDA is calculated as net loss before interest, tax, depreciation and amortization and certain other items and includes pro forma cost savings permitted in AMI’s debt instruments. Adjusted EBITDA excluding pro forma cost savings were: $96.4m, $98.5m, 52.8m, $85.3m and $99.9m respectively for the periods listed above. See Appendix for a reconciliation of net loss to adjusted EBITDA. In m ill io n s In m ill io n s In m ill io n s In m ill io n s NET SALES GROSS PROFIT ADJUSTED EBITDA1 & MARGIN CAPITAL EXPENDITURES

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 13 2014 Recap ¹ Adjusted EBITDA calculations include pro forma cost savings permitted in AMI’s debt instruments the Credit Agreement of $10.9m in 2013 and $5.9m in 2014. See Appendix for a reconciliation of Net Loss to Adjusted EBITDA.  Began 2014 with the Company’s most significant product launch in history – Mezzo / Fusion window platform, representing approximately 50% of the Company’s annual window units sold  Launch was commercially successful but caused significant operational issues  New management brought in to stabilize the operations and drive change • CEO Brian Strauss (former CEO of Henry Group and Tyco plastics) joined in May 2014 • Hired Bill Topper (former SVP of Operations at Goodman Global) as EVP of Operations in July 2014 • Hired new EVP and CFO, Scott Stephens (former CFO of AM Castle and Lawson Products), in October 2014  Back half of 2014 priorities: • Built out operations and remainder of broader management team • Met demand for the new window platform and restored customer service levels during the busy selling season – at significant cost to the business • Positioned the operations to take cost out of the platform in 2015 during the slow winter selling season • Restored top-line growth  However, the financial performance suffered as a result of the incremental costs of the product launch, in addition to raw material cost increases and foreign exchange • Revenue up 1.5% (Windows + 8.6%) but Adjusted EBITDA¹ down from $109.4mm in 2013 to $58.6mm in 2014

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 14 $109.4 $66.1 $58.6 $1.7 $2.4 $4.4 ($12.1) ($17.0) ($14.2) ($8.5) ($7.5) 2013 Adjusted EBITDA¹ Volume Price Mix Materials Operational Inefficiencies SG&A Other² 2014 Adjusted EBITDA (Pre-FX)¹ F/X 2014 Adjusted EBITDA¹ 2014 Recap (Cont’d) ¹ Adjusted EBITDA is calculated as net loss before interest, tax, depreciation and amortization and certain other items and includes pro forma cost savings permitted in AMI’s debt instruments. of $10.9mm in 2013 and $5.9mm in 2014. See Appendix for a reconciliation of Net Loss to Adjusted EBITDA. ² Other includes reduction in pro-forma cost savings addback of $5mm.  2014A net sales of $1.2bn (up 1.5% vs 2013) while Adjusted EBITDA decreased to $59mm • Commercially successful new window platform launch experienced operational issues, including ramp up operational costs, inefficient material yields, and overtime • ~$23mm increase material yield and operational issues primarily related to window platform launch • Operations performance in windows plants improved throughout the second half of 2014, with backorders and on-time delivery performance approaching normal levels by the end of 2014 • SG&A expenses increased in 2014 primarily due to personnel added in the Supply Centers and the ISS sales function in order to improve service levels • Unfavorable FX negatively impacted Adjusted EBITDA Reflects New Window Platform Launch Impacts (U SD in m ill ion s)

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 15 2015 Performance ¹ Adjusted EBITDA is calculated as net loss before interest, tax, depreciation and amortization and certain other items and includes pro forma cost savings permitted in AMI’s debt instruments of $5.9m in 2014 and $4.9m in 2015. See Appendix for a reconciliation of Net Loss to Adjusted EBITDA.  Net sales excluding the impact of foreign exchange increased 2.7% as compared to prior year  Price/mix execution on plan  Operational efficiencies on a run-rate basis on plan  Q3 2015 restructuring plan focused on US distribution business and select corporate functions to yield $7.5 million in annualized cost savings  Foreign currency exchange and roofing de-emphasis represented headwinds in 2015 ($ in millions) 2014 2015 % Change Net Sales 1,187.0$ 1,185.0$ -0.2% Cost of Sales 943.4 908.8 Gross Profit 243.6$ 276.2$ 13.4% Gross Margin % 20.5% 23.3% SG&A 247.6 239.8 -3.2% Foreign Currency Loss 0.8 1.9 Restructuring Costs (0.3) 1.8 EBIT (4.5)$ 32.7$ Depreciation and Am rtization 42.7 39.9 EBITDA 38.2$ 72.6$ Adjustments 14.53 12.75 EBITDA excl. Run-r te Cost Savings 52.8$ 85.3$ Run-rate Cost Savings 5.9 4.9 Adjusted EBITDA 58.6$ 90.3$ 54.0% Adjusted EBITDA Margin % 4.9% 7.6% $58.6 $110.6 $90.3 $1.3 $27.9 $7.1 $5.7 $11.8 ($2.2) $0.4 ($20.3) 2014 Adjusted EBITDA¹ Volume Price Mix Materials Operational Efficiencies SG&A (excluding F/X) Other 2015 Adjusted EBITDA (Pre-FX)¹ F/X 2015 Adjusted EBITDA¹ (U SD in m ill ion s) Excludes the one- time launch costs of Mezzo and Fusion

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 16 $24.1 $41.7 $38.7 $90.3 ($0.3) $10.7 ($2.0) $10.3 $4.6 ($2.3) ($3.4) ($3.0) YTD Q2 2015 Adjusted EBITDA¹ Volume Price Mix² Materials Operational Efficiencies Higher Plant Fixed Costs Other² YTD Q2 2016 Adjusted EBITDA (Pre-FX)¹ F/X YTD Q2 2016 Adjusted EBITDA¹ 2015A Adjusted EBITDA¹ TTM Q2 2016 Adjusted EBITDA¹ YTD 2016 Performance ¹ Adjusted EBITDA calculations do not include pro forma cost savings, which are calculated on an annual basis. See Appendix for a reconciliation of Net Loss to Adjusted EBITDA. ² Mix includes a ($2.3mm) impact for residential new construction mix shift  Sales growth reflects higher sales YOY in Windows 2.6%, Vinyl, 0.7%, OPP 4.0% and ISS 6.3%  Strong execution in market pricing and manufacturing efficiencies, as well as favorable raw material input costs driving 250 bp gross margin expansion YOY  Adjusted EBITDA YOY growth of 36.5% and 240 bp improvement of Adjusted EBITDA margin  Total liquidity at the end of Q2 was $58.2mm • $50.4mm of availability on the revolving credit facility • $7.9mm of cash (U SD in m ill ion s) ($ in millions) Q2 2015 YTD Q2 2016 YTD % Change Net Sales 551.6$ 560.1$ 1.5% Cost of Sales 428.7 421.0 Gross Profit 122.9$ 139.1$ 13.1% Gross Margin % 22.3% 24.8% SG&A 120.6 120.6 0.0% Foreign Currency Loss 1.1 0.2 Restructuring Costs - 0.1 G in on sale of a sets - (0.7) EBIT 1.2$ 19.0$ Depreciation and Amortization 19.9 19.7 EBITDA 21.1$ 38.6$ Adjustments 3.0 0.1 Adjusted EBITDA 24.1$ 38.7$ 60.3% Adjusted EBITDA Margi % 4.4% 6.9% $11.8mm and $4.6mm in operational efficiencies achieved in 2015 and YTD 2016, offsetting the -$17mm operational efficiencies of the 2014 Mezzo launch $106.4

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 17 Execution Oriented – Prepared to Transition to Next Phase $ 109 $ 59 $ 90 $ 106 2013 2014 2015 2016 TTM Adjusted EBITDA1 (millions) Source: AMI Management Adjusted EBITDA is calculated as net loss before interest, tax, depreciation and amortization and certain other items and includes pro forma cost savings permitted in AMI’s debt instruments. See Appendix for a reconciliation of Net Loss to Adjusted EBITDA. KEY MANAGEMENT ACTIONS SINCE 2014….. SIGNIFICANT IMPROVEMENT IN PERFORMANCE  Prioritized the customer: corrected/minimized customer disruption during the 2014 Mezzo & Fusion roll-out to maintain relationships and market share  Enhanced operational efficiencies  Modernized manufacturing processes and capital equipment  Achieved ISO-9001 in central windows plant; balance of plants to be certified over next year  Addressed workforce inefficiencies  Prepared to transition to next phase ∆ of ~$45mm Management Change mid- late 2014

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 18 Appendix

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 19 Summary Income Statement ($ in millions) 2012 2013 2014 2015 Q2 2015 YTD Q2 2016 YTD Net Sales 1,142.5$ 1,169.6$ 1,187.0$ 1,185.0$ 551.6$ 560.1$ Cost of Sales 859.6 887.8 943.4 908.8 428.7 421.0 Gross Profit 282.9$ 281.8$ 243.6$ 276.2$ 122.9$ 139.1$ Gross Margin % 24.8% 24.1% 20.5% 23.3% 22.3% 24.8% SG&A 240.0 232.3 247.6 239.8 120.6 120.6 Impairment of Goodwill and Intangibles - - 233.8 - - - Restructuring Costs - - (0.3) 1.8 - 0.1 Other Operating Income - - - - - (0.7) EBIT 42.9$ 49.5$ (237.6)$ 34.6$ 2.3$ 19.1$ Interest Expense 75.5 79.8 82.5 83.5 41.9 42.5 Foreign Currency Loss 0.1 0.8 0.8 1.9 1.1 0.2 Loss before Income Taxes (32.8) (31.0) (320.9) (50.8) (40.7) (23.5) Income Tax Expense (Benefit) 5.6 2.5 (27.2) (0.7) 2.8 2.8 Net Loss (38.4)$ (33.5)$ (293.7)$ (50.1)$ (43.5)$ (26.3)$ EBITDA Reconciliation Net Loss (38.4)$ (33.5)$ (293.7)$ (50.1)$ (43.5)$ (26.3)$ Interest Expense 75.5 79.8 82.5 83.5 41.9 42.5 Income Tax Expense (Benefit) 5.6 2.5 (27.2) (0.7) 2.8 2.8 Depreciation and Amortization 50.7 43.0 42.7 39.9 19.9 19.7 Impairment of Goodwill and Intangibles - - 233.8 - - - Foreign Currency Loss - - - - EBITDA 93.4$ 91.8$ 38.2$ 72.6$ 21.1$ 38.6$ Adjustments 3.0 6.7 14.5 12.8 3.0 0.1 EBITDA excl. Run-rate Cost Savings 96.4$ 98.5$ 52.8$ 85.3$ 24.1$ 38.7$ Run-rate Cost Savings 10.7 10.9 5.9 4.9 - - Adjusted EBITDA 107.1$ 109.4$ 58.6$ 90.3$ 24.1$ 38.7$

ASSOCIATED MATERIALS®

Summary Balance Sheet

($ in millions)	2012	2013	2014	2015	Q2 2015	Q2 2016
Cash & Cash Equivalents	$ 9.6	$ 20.8	$ 6.0	$ 9.4	$ 4.0	$ 7.9
Accounts Receivable	121.4	125.3	125.1	127.0	163.9	160.4
Inventory	118.0	133.5	145.5	123.4	164.6	143.6
Income Tax Receivable	2.7	0.8	0.1	1.6	0.1	1.8
Deferred Income Taxes	8.7	4.7	2.4	1.5	2.4	1.5
Prepaid Expenses & Other Current Assets	8.8	10.8	15.9	14.2	11.8	12.1
Total Current Assets	269.1	295.9	295.1	277.1	346.9	327.2
Property, Plant and Equipment	108.5	100.9	93.9	90.8	94.8	88.4
Goodwill & Other Intangible Assets	1,082.3	1,035.0	754.6	700.9	729.7	700.1
Other Assets	22.4	24.8	18.7	13.3	15.9	4.4
Total Assets	$ 1,482.3	$ 1,456.6	$ 1,162.2	$ 1,082.0	$ 1,187.3	$ 1,120.1
Accounts Payable	$ 74.31	$ 96.97	$ 94.77	$ 91.56	$ 140.42	$ 123.46
Accrued Liabilities	63.6	65.3	68.3	83.6	63.4	60.2
Accrued Interest	11.7	12.9	13.4	13.3	13.7	13.8
Deferred Tax Liability	3.5	2.4	1.3	0.4	2.1	1.1
Income Taxes Payable	5.7	2.1	1.8	0.0	1.8	2.2
Total Current Liabilities	158.8	179.7	179.6	188.9	221.3	200.8
Deferred Taxes	130.8	126.2	88.3	82.1	86.9	83.6
Other Liabilities	153.5	117.7	129.0	113.1	123.8	112.7
Long-term Debt	808.2	835.2	903.4	925.5	949.5	951.1
Total Liabilities	1,251.2	1,258.8	1,300.3	1,309.6	1,381.5	1,348.2
Equity	231.1	197.8	(138.1)	(214.4)	(194.2)	(228.1)
Total Liabilities and Equity	$ 1,482.3	$ 1,456.6	$ 1,162.2	$ 1,095.3	$ 1,187.3	$ 1,120.1

Associated Materials – Confidential Material

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IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 21 Summary Cash Flow Statement ($ in millions) 2012 2013 2014 2015 Q2 YTD 2015 Q2 YTD 2016 Operating Activities Net loss (38.4)$ (33.5)$ (293.7)$ (50.1)$ (43.5)$ (26.3)$ Depreciation & amortization 50.7 43.0 42.7 39.9 19.9 19.7 Deferred income taxes (2.1) (1.5) (31.2) (2.2) 0.9 0.7 Impairment of goodwill and other intangible assets - - 233.8 - - - Non-cash portion of restructuring costs - - - 3.5 - - Provision for losses on accounts receivable 2.4 1.1 2.1 1.0 1.2 1.0 Amortization of deferred financing costs and premium on senior notes 4.5 4.5 3.7 3.6 1.8 1.9 Other 0.1 0.3 0.4 0.1 0.1 (0.6) Changes in operating assets and liabilities: - - - - - - Accounts receivable (1.3) (7.1) (4.9) (7.2) (41.5) (33.1) Inventories (1.6) (17.7) (15.3) 14.2 (21.3) (17.9) Accounts payable and accrued liabilities (3.7) 27.8 5.1 3.6 42.7 20.3 Income taxes receivable/payable (4.2) (1.7) 0.6 (2.9) 0.2 2.1 Other assets and liabilities (6.9) (14.9) (14.5) (6.9) 0.8 0.5 Net cash (used in) provided by operating activities (0.6) 0.3 (71.0) (3.4) (38.7) (31.8) Investing Activities Capital expenditures (5.4) (11.7) (12.9) (16.6) (9.9) (4.0) Proceeds from the sale of assets 0.1 0.1 0.0 0.2 0.0 1.8 Other - (0.3) - - - - Net cash used in investing activities (5.3) (12.0) (12.8) (16.4) (9.9) (2.2) Financing Activities Borrowings (payments) under ABL facilities 4.3 (78.0) 69.4 23.4 46.7 7.1 Issuance of senior secured notes - 106.0 - - - - Proceeds of promissory note - - - - - 27.5 Financing costs (0.2) (5.5) - - - (2.2) Other 0.1 0.7 - - - - N cash provided by financing activities 4.2 23.2 69.4 23.4 46.7 32.4 Effect of exchange rate on cash & cash equivalents (0.1) (0.2) (0.5) (0.1) (0.0) 0.0 (Decrease) increase in cash & cash equivalents (1.8) 11.2 (14.9) 3.4 (1.9) (1.5) Cash and cash equivalents at beginning of the year 11.4 9.6 20.8 6.0 6.0 9.4 Cash and cash equivalents at end of the year 9.6$ 20.8$ 6.0$ 9.4$ 4.0$ 7.9$

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 22 Reconciliation of Non-GAAP Items ($ in millions) 2012 2013 2014 2015 Q2 2015 YTD Q2 2016 YTD Net Loss (38.4)$ (33.5)$ (293.7)$ (50.1)$ (43.4)$ (26.3)$ Interest Expense 75.5 79.8 82.5 83.5 41.9 42.5 Income Tax Expense (Benefit) 5.6 2.5 (27.2) (0.7) 2.8 2.8 Depreciation and Amortization 50.7 43.0 42.7 39.9 19.9 19.7 Impairment of Goodwill and Intangibles - - 233.8 - - - EBITDA 93.4$ 91.8$ 38.2$ 72.6$ 21.1$ 38.6$ Adjustments 3.0 6.7 14.5 12.8 3.0 0.1 EBITDA excl. Run-rate Cost Savings 96.4$ 98.5$ 52.8$ 85.3$ 24.1$ 38.7$ Run-rate Cost Savings 10.7 10.9 5.9 4.9 - - Adjusted EBITDA 107.1$ 109.4$ 58.6$ 90.3$ 24.1$ 38.7$ Adjustments Purchase Accounting Related Adjustments (3.9) (3.9) (3.7) (3.5) (1.8) (1.7) Executive Officer Separation and Hiring Costs 3.4 1.4 3.8 1.0 0.2 0.2 Non-cash (benefit) Expense Adjustments (3.3) (2.6) (1.4) - - - Restructuring costs - - (0.3) 4.1 - 0.1 (Gain) Loss on Disposal or Write-off of Assets (0.0) 0.1 (0.0) (0.0) 0.0 (0.0) Bank Audit/Management Fees 0.1 0.1 0.1 0.2 0.1 0.1 Stock-based Compensation Expense 0.1 0.2 0.5 0.2 0.1 0.1 Foreign Currency Loss 0.1 0.8 0.8 1.9 1.1 0.2 Other Normalizing and Unusual Items Professional Fees 1.3 8.6 11.7 7.0 1.9 0.3 Accretion on Lease Liability 0.5 0.5 0.5 0.4 0.2 0.2 Excess Severance Cost 0.2 0.6 0.5 0.2 0.1 0.3 Excess legal Expense 4.0 0.2 0.1 0.1 1.2 0.3 Enviro me tal Liability - 0.3 0.7 - - - Payroll costs due to change of employment classification - - 1.1 - - - Other 0.3 0.4 0.3 1.4 - - Total Other Normalizing and Unusual Items 6.4 10.6 14.9 9.0 3.4 1.2 Run-rate cost savings 10.7 10.9 5.9 4.9 - - Total Adjustments 13.7$ 17.6$ 20.4$ 17.7$ 3.0$ 0.1$

IBDROOT\PROJECTS\IBD-NY\CHAYA2016\592930_1\02. Presentations\10. Marketing Presentation\Project Echo Marketing Materials - v74.pptx Associated Materials – Confidential Material 23 Q2'16 x LTM Adj. Next Call CCR: Caa3 / B- Amount EBITDA Coupon Maturity Ratings Cash & Cash Equivalents $ 8 ABL Revolver ($213mm Capacity) 1 $ 100 0.9 x L + 175 - 225 Aug-17 NR 9.125% Senior Secured Notes 2 830 8.7 9.125 % Nov-17 Caa3 / B- Promissory Note 3 28 9.0 L (1.0%) + 425 Oct-17 NR Total Secured Debt $ 958 9.0 x Net Secured Debt $ 950 8.9 x Key Metrics Credit Metrics (Q2 '16) LTM 7/2/16 Adj. EBITDA $ 106 Adj. EBITDA / Interest Expense 1.3 x Interest Expense 84 (Adj. EBITDA - CapEx) / Interest Expense 1.1 x LTM 7/2/16 CapEx 11 Liquidity (i) Revolver Capacity $ 213 (ii) Borrowing Base 173 Less of (i) and (ii) 173 (-) Amount Drawn (100) (-) L/Cs (12) (-) Availability Block (10) Revolver Availability $ 50 (+) Cash & Cash Equivalents 8 Total Liquidity $ 58 (US$ in millions) 1 Matures at the earlier of (i) April 18, 2018 and (ii) 90 days prior to the maturity date of the existing notes. 2 Currently callable at 102.281%. Call protection steps down to par on 01-Nov-2016. 3 Matures at the earlier of (i) June 18, 2018 and (ii) 30 days prior to the maturity date of the existing notes. Current Capitalization